                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A



               Current Report Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



      Date of Report (Date of Earliest Event Reported):  December 31, 1996



                           PRENTISS PROPERTIES TRUST
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


                                    MARYLAND
                        (State or Other Jurisdiction of
                         Incorporation or Organization)


              1-14516                                   75-2661588
------------------------------------        ------------------------------------
     (Commission File Number)               (I.R.S. Employer Identification No.)



          3890 West Northwest Highway, Suite 400, Dallas, Texas  75220
              (Address of Registrant's Principal Executive Office)


                                 (214) 654-0886
              (Registrant's Telephone Number, Including Area Code)



                                  N/A
         -------------------------------------------------------------
         (Former Name or Former Address, if Changed Since Last Report)

Item 2.  Acquisition or Disposition of Assets

       On December 31, 1996, Prentiss Properties Acquisition Partners, L.P. (the "Operating Partnership") of which Prentiss Properties Trust (the "Company") serves as the sole general partner (through a wholly-owned subsidiary) and owns an 86.0% interest, completed an acquisition of two Class "A" suburban office buildings in Herndon, VA (the "Dulles Properties"). The buildings total approximately 281,000 square feet and are part of the three million square foot Dulles Corner Office Park, located at the intersection of Route 28 and the Dulles Toll Road, adjacent to Dulles International Airport.

       The buildings were purchased from Dulles Corner Properties II Limited Partnership for a purchase price of $40.5 million. The purchase price was paid through borrowings under the Company's line of credit provided by Bank One, Texas, N.A. and NationsBank of Texas, N.A.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

(a)  Financial Statements Under Rule 3-14 of Regulation S-X

    Combined Statement of Revenues and Certain Operating Expenses of The Dulles Properties for the year ended December 31, 1996.

(b) Pro Forma Financial Statements

    Pro Forma Condensed Consolidated Statement of Operations for the Year Ended December 31, 1996 (Unaudited).

(c) Exhibits

    10.1 - Agreement of Purchase and Sale by and between Dulles Corner Properties II Limited Partnership ("Seller") and Prentiss Properties Acquisition Partners, L.P. ("Purchaser") dated December 27, 1996.

    23.1 - Consent of Independent Accountants

    99.1 - Buyer's Closing Statement dated December 31, 1996.

                             THE DULLES PROPERTIES

                         COMBINED STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                       REPORT OF INDEPENDENT ACCOUNTANTS

To the Board of Trustees and Shareholders of Prentiss Properties Trust

  We have audited the accompanying combined statement of revenues and certain operating expenses of the Dulles Corner properties (the "Dulles Properties") for the year ended December 31, 1996. The combined statement of revenues and certain operating expenses is the responsibility of The Dulles Properties' owners. Our responsibility is to express an opinion on the combined statement of revenues and certain operating expenses based on our audit.

  We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the combined statement of revenues and certain operating expenses is free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the combined statement of revenues and certain operating expenses. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the combined statement of revenues and certain operating expenses. We believe that our audit provides a reasonable basis for our opinion.

  The accompanying combined statement of revenues and certain operating expenses was prepared for the purpose of complying with rules and regulations of the Securities and Exchange Commission, as described in Note 1, and is not intended to be a complete presentation of the Dulles Properties' revenues and expenses and may not be comparable to results from proposed future operations of the Dulles Properties.

  In our opinion, the combined statement of revenues and certain operating expenses referred to above presents fairly, in all material respects, the revenues and certain operating expenses described in Note 1 of the Dulles Properties for the year ended December 31, 1996, in conformity with generally accepted accounting principles.


                                  Coopers & Lybrand L.L.P.

March 12, 1997
Dallas, Texas

                             THE DULLES PROPERTIES

                         COMBINED STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES

                      FOR THE YEAR ENDED DECEMBER 31, 1996

                             (DOLLARS IN THOUSANDS)

Revenues:
    Rental income.....................................   $5,947
    Other income......................................       14
                                                         ------
                                                          5,961

Certain operating expenses:
    Real estate taxes.................................      336
    Repairs and maintenance...........................      746
    Property management...............................      293
    Utilities.........................................      562
    Insurance.........................................       27
                                                         ------
                                                          1,964

Revenues in excess of certain operating expenses......   $3,997
                                                         ------



    The accompanying notes are an integral part of this financial statement.

                             THE DULLES PROPERTIES
                    NOTES TO COMBINED STATEMENT OF REVENUES
                         AND CERTAIN OPERATING EXPENSES

                             (DOLLARS IN THOUSANDS)


1.   BASIS OF PRESENTATION:

  The combined statement of revenues and certain operating expenses for the year ended December 31, 1996 relate to the operations of 2411 Dulles Corner Park and 2455 Horsepen Road (collectively, the "Dulles Properties"), which were acquired by Prentiss Properties Trust from an unaffiliated third-party for an aggregate purchase price of $40.5 million. The Dulles Properties are not legal entities but rather a combination of the operations of two Class "A" suburban office buildings in Herndon, Virginia. The 2411 Dulles Corner Park property is an eight-story office building totaling approximately 176,522 net rentable square feet. The 2455 Horsepen Road property is a two-story office building totaling approximately 104,150 net rentable square feet.

  The accompanying combined statement excludes certain expenses such as interest, depreciation and amortization and other costs not directly related to the future operations of these properties that may not be comparable to the expenses expected to be incurred in the proposed future operations of these properties. Management is not aware of any material factors relating to these properties which would cause the reported financial information not to be necessarily indicative of future operating results.

  The combined statement of revenues and certain operating expenses has been prepared on the accrual basis of accounting.

 Revenue and Expense Recognition

  Rental income is recorded when due from tenants. The effects of scheduled rent increases and rental concessions, if any, are recognized on a straight-line basis over the term of the tenant's lease.

  During the year ended December 31, 1996, rents attributable to three separate tenants represented 26%, 23% and 15%, respectively.

 Future Rental Revenues

  The Dulles Properties are leased to tenants under net operating leases. Minimum lease payments receivable, excluding tenant reimbursement of expenses, under noncancellable operating leases in effect as of December 31, 1996, are approximately as follows:

  1997..............$ 5,255
  1998..............  5,226
  1999..............  5,008
  2000..............  3,172
  2001..............  1,426
  Thereafter........    999
                    -------
                    $21,086
                    -------

  Office space in the Dulles Properties is generally leased to tenants under lease terms which provide for tenants to pay for increases in operating expenses in excess of specified amounts.

 Use of Estimates

  The preparation of the combined statement of revenues and certain operating expenses requires management to make estimates and assumptions that affect the reported amounts. Actual results could differ from those estimates.

                           PRENTISS PROPERTIES TRUST
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


    The following unaudited pro forma Condensed Consolidated Statement of Operations of Prentiss Properties Trust ("The Company") is presented as if the acquisition of the Dulles Properties and other properties acquired subsequent to the Company's commencement of operations on October 22, 1996, and the initial public offering and related formation transactions had occurred on January 1, 1996.

    The unaudited pro forma Condensed Consolidated Statement of Operations should be read in conjunction with the historical financial statements of the Company and the Company's Form S-11 filed with the Securities and Exchange Commission in October 1996. In management's opinion, all adjustments necessary to reflect the above discussed transactions have been made. The unaudited pro forma Condensed Consolidated Statement of Operations is not necessarily indicative of what actual results of operations of the Company would have been for the period, nor does it purport to represent the Company's results of operations for future periods.

                           PRENTISS PROPERTIES TRUST
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                      For the Year Ended December 31, 1996
                                  (Unaudited)



                                      Company             Company
                                     Historical          Pro Forma
                                   Oct. 22, 1996       Jan. 1, 1996       Other                                            Company
                                      through             through       Acquired       Dulles        Pro Forma            Pro Forma
                                   Dec. 31, 1996     Oct. 21, 1996(1)  Properties(2) Properties   Adjustments(3)        Consolidated

                                   -------------     ----------------  ------------  ----------   --------------        ------------

Revenues:
  Rental Income                        $13,485             $51,685       $10,820        $5,947                             $81,937
  Management fees                          192                 776                                                             968
  Development, leasing,
   sale and other fees                     110               1,156           228            14                               1,508
                                       -------             -------          ----            --                             -------
         Total revenues                 13,787              53,617        11,048         5,961                              84,413
                                       -------             -------        ------        ------        -------              -------

Expenses:
  Property operating and
   maintenance                           3,618              14,109         2,348         1,628        $   (265)             21,438
  Real estate taxes                      1,162               4,517         1,971           336                               7,986
  General and
   administrative                          547               1,914                                                           2,461
  Personnel costs, net                     505               1,564                                                           2,069
  Interest expense                         759               1,316                                       7,251               9,326
  Amortization of deferred
   financing costs                          87                 231                                         152                 470
  Depreciation and
   amortization                          2,696              10,708                                       2,988              16,392
                                       -------             -------       -------        ------        --------             -------
         Total expenses                  9,374              34,359         4,319         1,964          10,126              60,142
                                       -------             -------       -------        ------        --------             -------

  Equity in joint venture and
   unconsolidated subsidiaries           1,427               3,309                                                           4,736
                                       -------             -------       -------        ------        --------             -------

  Income before minority
   interest and gain on sale of
   property                              5,840              22,567         6,729         3,997         (10,126)             29,007
  Minority interest                       (844)             (3,155)                                        (56)             (4,055)
                                       -------             -------       -------        ------        --------             -------

  Income before gain on
   sale of property                      4,996              19,412         6,729         3,997         (10,182)             24,952
  Gain on sale of property
                                       -------             -------       -------        ------        --------             -------

  Net income                           $ 4,996             $19,412       $ 6,729        $3,997        $(10,182)            $24,952
                                       =======             =======       =======        ======        ========             =======
  Net income per common share                                                                                                $1.23
                                                                                                                           =======
  Weighted average number
   of shares outstanding                                                                                                    20,280
                                                                                                                           =======

(1) The pro forma financial information of the Company, for the period
    January 1, 1996 through October 21, 1996, reflects the historical results of operations of the Predecessor Company, adjusted to assume that the initial public offering and related formation transactions of the Company had occurred on January 1, 1996.

(2) In addition to the Dulles Properties, since the commencement of operations of the Company on October 22, 1996, the Company has acquired three office and three industrial properties containing approximately 800,000 square feet for an approximate purchase price of $76.1 million. The financial information of the Other Acquired Properties reflects the historical results of operations of the properties for the portion of the period prior to the acquisition by the Company.

(3) The Pro Forma adjustments reflect the adjustments that management considers necessary to present the results of operations of the Other Acquired Properties and the Dulles Properties as if the acquisition of the properties, by the Company, occurred on January 1, 1996.